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                                                                    Exhibit 23.2

[Letterhead of KPMG LLP]

                          Independent Auditors' Consent

The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.

                                        /s/ KPMG LLP

Minneapolis, Minnesota
September 30, 1999